UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2020
TRICIDA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices) (Zip Code)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	TCDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01	Other Events.
On May 19, 2020, Tricida, Inc. (the "Company") issued press releases announcing the launch and pricing of a private offering of $175.0 million aggregate principal amount of its 3.50% Convertible Senior Notes due 2027 (the "Notes"). The initial purchasers will have a 13-day option to purchase up to an additional $25.0 million aggregate principal amount of Notes from the Company. The net proceeds from the offering are intended to be used for working capital and general corporate purposes. A copy of each of the launch and pricing press release is filed herewith as Exhibit 99.1 and 99.2, respectively, and is incorporated herein by reference.
The Notes will be offered only to qualified institutional buyers (as defined in the Securities Act of 1933, as amended (the "Securities Act")) pursuant to Rule 144A under the Securities Act. Neither the Notes nor the shares of common stock potentially issuable upon conversion of the Notes will be registered under the Securities Act or the securities laws of any other jurisdiction. Neither the Notes nor the shares of common stock potentially issuable upon conversion of the Notes may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.

Item 9.01	Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	Launch Press Release, dated May 19, 2020.
99.2	Pricing Press Release, dated May 19, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2020	TRICIDA, INC.

	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Financial Officer and Executive Vice President